Exhibit 10.1

AMENDMENT NO. 3 TO SENIOR
SECURED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 3 (this “Amendment), dated as of March 28, 2013, is made with respect to the Senior Secured Revolving Credit Agreement, dated as of August 4, 2011 (as amended by that certain Amendment No. 1 to Senior Secured Revolving Credit Agreement, dated as of August 31, 2012, that certain Amendment No. 2 to Senior Secured Revolving Credit Agreement, dated as of December 7, 2012, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MEDLEY CAPITAL CORPORATION, a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party to the Credit Agreement as lenders (the “Lenders”), ING CAPITAL LLC, as administrative agent for the Lenders under the Credit Agreement (in such capacity, together with its successors in such capacity, the “Administrative Agent”), and solely for purposes of Section 2.8, MOF I BDC LLC, a Delaware limited liability company (“the “Subsidiary Guarantor”, and together with the Borrower, the “Obligors”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower; and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement and the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Amendment.

NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I AMENDMENT TO CREDIT AGREEMENT

Effective as of the Effective Date (as defined below), and subject to the terms and conditions set forth below, the Credit Agreement is hereby amended as follows:

(a) Section 2.06(f)(i)(A) is hereby amended by (x) deleting the number “$5,000,000” therein and replacing it with the number “$1,000,000” and (y) deleting the number “$1,000,000” therein and replacing it with the number “$500,000”.

(b) Section 2.06(f)(i)(B) is hereby amended by deleting the number “$300,000,000” therein and replacing it with the number “$400,000,000”.

(c) Section 6.01(j) is hereby amended by deleting the number “$300,000,000” therein and replacing it with the number “$400,000,000”.

(d) Section 9.02(c) is hereby amended by deleting the number “$300,000,000” therein and replacing it with the number “$400,000,000”.

SECTION II MISCELLANEOUS

2.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date (the “Effective Date”) on which the Borrower and each Subsidiary Guarantor party hereto have satisfied each of the following conditions precedent (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):

(a) Documents. The Administrative Agent shall have received each of the following documents, each of which shall be reasonably satisfactory to the Administrative Agent (and to the extent specified below to each Lender) in form and substance:

(1) Executed Counterparts. From each of the Required Lenders, the Administrative Agent and the Obligors, either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or electronic mail of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

(b) Fees and Expenses. The Borrower shall have paid in full to the Administrative Agent and the Lenders all fees and expenses related to this Amendment and the Credit Agreement owing on Effective Date, including any up-front fee due to any Lender on the Effective Date.

(c) Other Documents. The Administrative Agent shall have received such other documents, instruments, certificates, opinions and information as the Administrative Agent may reasonably request in form and substance satisfactory to the Administrative Agent.

The contemporaneous exchange and release of executed signature pages by each of the Persons contemplated to be a party hereto shall render this Amendment effective and any such exchange and release of such executed signature pages by all such persons shall constitute satisfaction or waiver (as applicable) of any condition precedent to such effectiveness set forth above.

2.2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Effective Date and after giving effect to this Amendment:

(a) This Amendment has been duly authorized, executed and delivered by the Borrower and the Subsidiary Guarantor, and constitutes a legal, valid and binding obligation of the Borrower and the Subsidiary Guarantor enforceable in accordance with its terms. The Credit Agreement, as amended by the Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms.

(b) The representations and warranties set forth in Article 3 of the Credit Agreement as amended by this Amendment and the representations and warranties in each other Loan Document are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct is all respects) on and as of the Effective Date or as to any such representations and warranties that refer to a specific date, as of such specific date, with the same effect as though made on and as of the Effective Date.

2

(c) No Default or Event of Default has occurred or is continuing under the Credit Agreement.

2.3. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

2.4. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent, (but excluding, for the avoidance of doubt, the allocated costs of internal counsel).

2.5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

2.6. Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, 9.09, 9.10 and 9.12 of the Credit Agreement are hereby incorporated by reference with respect to Section I.

2.7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Borrower or the Subsidiary Guarantor under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions amended herein of the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.

2.8. Consent and Affirmation. Without limiting the generality of the foregoing, by its execution hereof, each of the Borrower and the Subsidiary Guarantor hereby to the extent applicable as of the Effective Date (a) consents to this Amendment and the transactions contemplated hereby, (b) agrees that the Amended and Restated Guarantee and Security Agreement and each of the other Security Documents is in full force and effect, (c) confirms its guarantee (solely in the case of Subsidiary Guarantor) and affirms its obligations under the Amended and Restated Guarantee and Security Agreement and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Amended and Restated Guarantee and Security Agreement), and (d) acknowledges and affirms that such guarantee and/or grant is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Amended and Restated Guarantee and Security Agreement).

[Signature pages follow]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day of year first above written.

MEDLEY CAPITAL CORPORATION, as Borrower

By:
Name: Richard T. Allorto, Jr. Title: Chief Financial Officer

[Signature Page to Amendment No. 3 to Revolver]

MOF I BDC LLC, as Subsidiary Guarantor

By:
Name: Richard T. Allorto, Jr. Title: Chief Financial Officer

[Signature Page to Amendment No. 3 to Revolver]

ING CAPITAL LLC, as Administrative Agent and a Lender

By:
Name: Patrick Frisch, CFA Title: Managing Director

[Signature Page to Amendment No. 3 to Revolver]

BARCLAYS BANK PLC, as a Lender

By:
Name: Ronnie Glenn Title: Vice President

[Signature Page to Amendment No. 3 to Revolver]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:
Name: Doreen Barr Title: Director

By:
Name: Sanja Gazahi Title: Associate

[Signature Page to Amendment No. 3 to Revolver]

UBS LOAN FINANCE LLC, as a Lender

By:
Name: Joselin Fernandes Title: Associate Director

By:
Name: David Urban Title: Associate Director

[Signature Page to Amendment No. 3 to Revolver]

STAMFORD FIRST BANK, A DIVISION OF THE
BANK OF NEW CANAAN, as a Lender

By:
Name: Kevin R. Callahan Title: Vice President

[Signature Page to Amendment No. 3 to Revolver]

GOLDMAN SACHS BANK USA, as a Lender

By:
Name: Michelle Latzoni Title: Authorized Signatory

[Signature Page to Amendment No. 3 to Revolver]

KEY EQUIPMENT FINANCE, INC., as a Lender

By:
Name: Richard Andersen Title: VP

[Signature Page to Amendment No. 3 to Revolver]

SIGNATURE BANK, as a Lender

By:
Name: Maria Hegi Title: SVP

[Signature Page to Amendment No. 3 to Revolver]

WESTERN ALLIANCE BANK, as a Lender

By:
Name: Jeremy Lindner Title: SVP

[Signature Page to Amendment No. 3 to Revolver]

CITY NATIONAL BANK, as a Lender

By:
Name: Brandon L. Feitelson, C.F.A. Title: Senior Vice President

[Signature Page to Amendment No. 3 to Revolver]

ONEWEST BANK, FSB, as a Lender

By:
Name: David G. Ligon Title: Executive Vice President

[Signature Page to Amendment No. 3 to Revolver]